NOTE 3. - MINERAL CLAIMS	3 Months Ended
Oct. 31, 2012
Property, Plant and Equipment Disclosure [Text Block]

NOTE 3. – MINERAL CLAIMS

When this report uses the word “property” or “claim” it refers to a “concession application” which according to the Dominican Mining Law grants the holder with certain preferential rights including future exclusive rights to prospect, explore and exploit metallic minerals within its designated boundaries.

On July 30, 2012, under the Acquisition Agreement, Ms. Ruiz agreed to transfer 6,456,600 shares of the Company’s common stock she owned to GEXPLO SRL( "GLEXPLO"), a company owned by Mr. Alain French, the Company’s new President, Chief Executive Officer and Director, for a mineral right previously owned by GEXPLO. The Company recorded $4,142 (original costs incurred by GEXPLO to obtain the claim) for the mineral right and the same amount in paid-in capital for the shares transferred as the result of this related party transaction.

On September 17, 2012, the Company exercised its right of first refusal to purchase two additional mineral properties, the Walter Claim and the Maria Claim, from GEXPLO, pursuant to the Acquisition Agreement.  In exchange for the Walter Claim and the Maria Claim, Rosa Habeila Feliz Ruiz, the Secretary of the Company, transferred 13,181,460 of her shares of the Company’s common stock to the Vendor. The Vendor is owned by Alain French, our President, Chief Executive Officer and Director.

On October 12, 2012, the Company amended the Acquisition Agreement with GEXPLO and Rosa Habeila Feliz Ruiz, an officer and director of the Company. Pursuant to the Amendment, the Company would no longer have right of first refusal to purchase the Shalee and Daniel claims and instead would have right of first refusal to purchase the Henry, Francesca, Eliza, and Nathaniel claims.

On October 12, 2012, the Company exercised its right of first refusal to purchase four additional mineral properties, the Henry Claim, the Francesca Claim, the Eliza Claim and the Nathaniel Claim, from the Vendor pursuant to the Acquisition Agreement.  In exchange for the Claims, Rosa Habeila Feliz Ruiz transferred 12,644,943 of her shares of the Company’s common stock to the Vendor. The Vendor is owned by Alain French, our President, Chief Executive Officer and Director.

During the quarter ended October 31, 2012, the Company recorded $6,654 (original costs incurred by GEXPLO to obtain the claims) for the mineral right and the same amount in paid-in capital for the shares transferred as the result of this related party transaction. The company also paid $29,523 for expenses incurred on these mineral claims and applied $ 16,826 depositis on these mineral claims.